                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 27, 1999
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                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its charter)


        Delaware                     333-71045                   33-0639768
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(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)


   27051 Towne Centre Drive, Suite 200
       Foothill Ranch, California                                  92610
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(Address of Principal executive offices)                         (Zip Code)


       Registrant=s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.

        Reference is hereby made to the Registrant=s Registration Statement on Form S-3 (File No. 333-71045) filed with the Securities and Exchange Commission (the "Commission") on January 22, 1999, and Amendment No. 1 thereto filed with the Commission on February 12, 1999 (as amended, the "Registration Statement"), pursuant to which the Registrant registered $1,500,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (the "Prospectus Supplement"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant=s Auto Loan Backed Notes and Auto Loan Backed Certificates, Series 1999-C (the "Offered Securities").

        The Registrant is filing this Current Report on Form 8-K to file the Consent of Independent Accountants to the incorporation by reference in the Prospectus Supplement of the accountants' report dated February 2, 1999 on the audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries. The Consent of Independent Accountants is set forth in Exhibit
23.3 hereto.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits

            Exhibit No.     Description
            -----------     -----------
               23.3         Consent of Independent Accountants

                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ONYX ACCEPTANCE FINANCIAL CORPORATION



August 27, 1999                            By: /s/ Don P. Duffy
                                               ---------------------------------
                                               Don P. Duffy,
                                               Executive Vice President and
                                               Chief Financial Officer


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